                                                                     Exhibit 4.7
                                                                     -----------



================================================================================


                                MONSANTO COMPANY

                                       TO

                              THE BANK OF NEW YORK

                                   as Trustee


                                   __________


                                   INDENTURE

                          Dated as of December 1, 1998



                         Providing for Issuance of Debt
                              Securities in Series


================================================================================

                               MONSANTO COMPANY

                Certain Sections of this Indenture relating to
                  Sections 310 through 318, inclusive, of the
                         Trust Indenture Act of 1939:

Trust Indenture
  Act Section                                                 Indenture Section
(S) 310(a)(1)...............................................................609
       (a)(2)...............................................................609
       (a)(3)....................................................Not Applicable
       (a)(4)....................................................Not Applicable
       (b).............................................................608, 610
(S) 311(a)..................................................................613
       (b)..................................................................613
(S) 312(a)..........................................................701, 702(a)
       (b)...............................................................702(b)
       (c)...............................................................702(c)
(S) 313(a)...............................................................703(a)
       (b)...............................................................703(a)
       (c)...............................................................703(a)
       (d)...............................................................703(b)
(S) 314(a)..................................................................704
       (a)(4)..........................................................101, 704
       (b).......................................................Not Applicable
       (c)(1)...............................................................102
       (c)(2)...............................................................102
       (c)(3)....................................................Not Applicable
       (d).......................................................Not Applicable
       (e)..................................................................102
(S) 315(a)..................................................................601
       (b)..................................................................602
       (c)..................................................................601
       (d)..................................................................601
       (e)..................................................................514
(S) 316(a)..................................................................101
       (a)(1)(A).......................................................502, 512
       (a)(1)(B)............................................................513
       (a)(2)....................................................Not Applicable
       (b)..................................................................508
       (c)...............................................................104(c)

(S) 317(a)(1)...............................................................503
       (a)(2)...............................................................504
       (b).................................................................1003
(S) 318(a)..................................................................107

______________

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                  -----------

                                                                            Page
                                                                            ----
                                  ARTICLE ONE

            Definitions and Other Provisions of General Application

Section 101.    Definitions................................................    1
Section 102.    Compliance Certificates and Opinions.......................   10
Section 103.    Form of Documents Delivered to Trustee.....................   11
Section 104.    Acts of Holders; Record Dates..............................   11
Section 105.    Notices, Etc., to Trustee and Company......................   12
Section 106.    Notice to Holders; Waiver..................................   13
Section 107.    Conflict with Trust Indenture Act..........................   13
Section 108.    Effect of Headings and Table of Contents...................   13
Section 109.    Successors and Assigns.....................................   13
Section 110.    Separability Clause........................................   14
Section 111.    Benefits of Indenture......................................   14
Section 112.    Governing Law..............................................   14
Section 113.    Legal Holidays.............................................   14

                                  ARTICLE TWO

                                Security Forms

Section 201.    Forms Generally............................................   14
Section 202.    Form of Face of Security...................................   15
Section 203.    Form of Reverse of Security................................   18
Section 204.    Additional Provisions Required in Book-Entry Security......   25
Section 205.    Form of Trustee's Certificate of Authentication............   26

                                 ARTICLE THREE

                                The Securities

Section 301.    Amount Unlimited; Issuable in Series.......................   26
Section 302.    Denominations..............................................   29
Section 303.    Execution, Authentication, Delivery and Dating.............   29
Section 304.    Temporary Securities.......................................   31
Section 305.    Registration, Registration of Transfer and Exchange;
                Restrictions on Transfer...................................   32

Section 306.    Mutilated, Destroyed, Lost and Stolen Securities...........   38
Section 307.    Payment of Interest; Interest Rights Preserved.............   39
Section 308.    Persons Deemed Owners......................................   40
Section 309.    Cancellation...............................................   41
Section 310.    Computation of Interest....................................   41
Section 311.    CUSIP Numbers..............................................   41

                                 ARTICLE FOUR

                          Satisfaction and Discharge

Section 401.   Satisfaction and Discharge of Indenture.....................   41
Section 402.   Application of Trust Money..................................   42

                                 ARTICLE FIVE

                                   Remedies

Section 501.    Events of Default..........................................   43
Section 502.    Acceleration of Maturity; Rescission and Annulment.........   44
Section 503.    Collection of Indebtedness and Suits for Enforcement
                by Trustee.................................................   45
Section 504.    Trustee May File Proofs of Claim...........................   45
Section 505.    Trustee May Enforce Claims Without Possession
                of Securities..............................................   46
Section 506.    Application of Money Collected.............................   46
Section 507.    Limitation on Suits........................................   47
Section 508.    Unconditional Right of Holders to Receive Principal,
                Premium and Interest.......................................   47
Section 509.    Restoration of Rights and Remedies.........................   47
Section 510.    Rights and Remedies Cumulative.............................   48
Section 511.    Delay or Omission Not Waiver...............................   48
Section 512.    Control by Holders.........................................   48
Section 513.    Waiver of Past Defaults....................................   48
Section 514.    Undertaking for Costs......................................   49

                                  ARTICLE SIX

                                  The Trustee

Section 601.    Certain Duties and Responsibilities........................   49
Section 602.    Notice of Defaults.........................................   50
Section 603.    Certain Rights of Trustee..................................   50
Section 604.    Not Responsible for Recitals or Issuance of Securities.....   51
Section 605.    May Hold Securities and Serve as Trustee Under
                Other Indentures...........................................   51

Section 606.    Money Held in Trust........................................   52
Section 607.    Compensation and Reimbursement.............................   52
Section 608.    Disqualification; Conflicting Interests....................   53
Section 609.    Corporate Trustee Required; Eligibility....................   53
Section 610.    Resignation and Removal; Appointment of Successor..........   53
Section 611.    Acceptance of Appointment by Successor.....................   55
Section 612.    Merger, Conversion, Consolidation or Succession to
                Business...................................................   56
Section 613.    Preferential Collection of Claims Against Company..........   56
Section 614.    Investment of Certain Payments Held by the Trustee.........   56
Section 615.    Appointment of Authenticating Agent........................   57

                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

Section 701.    Company to Furnish Trustee Names and Addresses of Holders..   58
Section 702.    Preservation of Information; Communications to Holders.....   59
Section 703.    Reports by Trustee.........................................   59
Section 704.    Reports by Company.........................................   60

                                 ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.    Company May Consolidate, Etc., Only on Certain Terms.......   60
Section 802.    Successor Substituted......................................   61
Section 803.    Officers' Certificate and Opinion of Counsel...............   61

                                 ARTICLE NINE

                            Supplemental Indentures

Section 901.    Supplemental Indentures Without Consent of Holders.........   61
Section 902.    Supplemental Indentures with Consent of Holders............   62
Section 903.    Execution of Supplemental Indentures.......................   63
Section 904.    Effect of Supplemental Indentures..........................   64
Section 905.    Conformity with Trust Indenture Act........................   64
Section 906.    Reference in Securities to Supplemental Indentures.........   64

                                  ARTICLE TEN

                                   Covenants

Section 1001.   Payment of Principal, Premium and Interest................    64
Section 1002.   Maintenance of Office or Agency...........................    64
Section 1003.   Money for Securities Payments to Be Held in Trust.........    65
Section 1004.   Payment of Taxes and Other Claims.........................    66
Section 1005.   Maintenance of Operating Properties.......................    67
Section 1006.   Corporate Existence.......................................    67
Section 1007.   Limitation upon Liens.....................................    67
Section 1008.   Limitation upon Sales and Leasebacks......................    69
Section 1009.   Waiver of Certain Covenants...............................    70
Section 1010.   Compliance Certificate....................................    71

                                ARTICLE ELEVEN

                           Redemption of Securities

Section 1101.   Applicability of Article..................................    71
Section 1102.   Election to Redeem: Notice to Trustee.....................    71
Section 1103.   Selection by Trustee of Securities to Be Redeemed.........    72
Section 1104.   Notice of Redemption......................................    72
Section 1105.   Deposit of Redemption Price...............................    73
Section 1106.   Securities Payable on Redemption Date.....................    73
Section 1107.   Securities Redeemed in Part...............................    74

                                ARTICLE TWELVE

                                 Sinking Funds

Section 1201.   Applicability of Article..................................    74
Section 1202.   Satisfaction of Sinking Fund Payments with Securities.....    74
Section 1203.   Redemption of Securities for Sinking Fund.................    75

                               ARTICLE THIRTEEN

                      Defeasance and Covenant Defeasance

Section 1301.   Applicability of Article; Company's Option to Effect
                Defeasance or Covenant Defeasance.........................    75
Section 1302.   Defeasance and Discharge..................................    76
Section 1303.   Covenant Defeasance.......................................    76
Section 1304.   Conditions to Defeasance or Covenant Defeasance...........    77
Section 1305.   Deposited Money and U.S. Government Obligations to be
                Held in Trust; Other Miscellaneous Provisions.............    79

Section 1306.   Reinstatement..............................................   79
Section 1307.   Qualifying Trustee.........................................   79

                               ARTICLE FOURTEEN

  Immunity of Incorporators, Stockholders, Officers, Directors and Employees

Section 1401.   Exemption from Individual Liability........................   80

Schedule 305(h)(v).........................................................  S-1

----------------

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

     INDENTURE, dated as of December 1, 1998, between Monsanto Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 800 North Lindbergh Boulevard, St. Louis, Missouri 63167, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance (i) from time to time in one or more transactions either exempt from, or not subject to, the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), of its unsecured debentures, notes or other evidences of indebtedness (the "Offered Securities") and (ii) in one or more exchange offers registered under the Securities Act for the then outstanding Offered Securities, of substantially identical series of unsecured debentures, notes or other evidences of indebtedness (except for the absence of the legend set forth in Section 305 manifesting the transfer restrictions and the terms with respect to the liquidated damage payments applicable to the Offered Securities) (the "Exchange Securities" and, together with the "Offered Securities," the "Securities").

     The Company has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

            Definitions and Other Provisions of General Application

Section 101. Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation in the United States of America; and

     (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

     (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Attributable Debt," in respect of any Sale and Leaseback Transaction, means, as of the time of determination, the total obligation (discounted to present value at the rate per annum equal to the discount rate which would be applicable to a capital lease obligation with like term in accordance with generally accepted accounting principles) of the lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the initial term of the lease included in such Sale and Leaseback Transaction.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 615 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Book-Entry Security" means a Security in the form prescribed in Article Two hereof that contains the legend and additional schedule referred to in
Section 204 hereof, evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or such nominee.

     "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer, a Vice Chairman of the Board, a Vice Chairman or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Consolidated Net Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom all current liabilities (excluding any indebtedness for money borrowed having a maturity of less than 12 months from the date of the most recent consolidated balance sheet of the Company but which by its terms is renewable or extendable beyond 12 months from such date at the option of the borrower) all as set forth on the most recent consolidated balance sheet of the Company and computed in accordance with generally accepted accounting principles.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of original execution of this Indenture is located at 101 Barclay Street, New York, New York 10286.

     "Debt" has the meaning specified in Section 1007.

     "Default Day" has the meaning specified in Section 202.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Definitive Securities" means Securities that are in the form of the Securities set forth in Article Two hereof, that do not include the information called for by Section 204.

     "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Book-Entry Securities, the Person designated as Depositary for such series by the Company pursuant to
Section 301, which Person shall be a clearing agency registered under the Exchange Act; and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of such series.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Offers" means the offers that may be made by the Company pursuant to a Registration Rights Agreement to exchange Offered Securities for Exchange Securities.

     "Exchange Offer Registration Statement" means a registration statement of the Company on an appropriate form under the Securities Act with respect to the Exchange Offers, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Funded Debt" means all Debt having a maturity of more than 12 months from the date as of which the determination is made or having a maturity of 12 months or less but by its terms being renewable or extendable beyond 12 months from such date at the option of the borrower, but excluding any such Debt owed to the Company or a Restricted Subsidiary.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the forms and terms of particular series of Securities established as contemplated by Section 301.

     "Indexed Security" means any Security which provides that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

     "Interest," (i) when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and (ii) includes Liquidated Damages if and when payable pursuant to Section 202.

     "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Liquidated Damages" has the meaning specified in Section 202.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, a Vice Chairman of the Board, a Vice Chairman or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Operating Property" means any real property or equipment located within the United States and used primarily for manufacturing by the Company or any of its Subsidiaries that has a net book value (after deduction of accumulated depreciation) in excess of 2.0% of Consolidated Net Assets, other than any such real property or equipment (i) which is financed by obligations issued by a State, Commonwealth, Territory or possession of the United States of America, or any political subdivision or governmental authority of any of the foregoing, or the District of Columbia or (ii) which, in the opinion of the Board of Directors of the Company, is not of material importance to the total business conducted by the Company and its Restricted Subsidiaries taken as a whole.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

     (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to Section 1104 of this Indenture or provision therefor satisfactory to the Trustee has been made;

     (iii) Securities, except to the extent provided in Sections 1302 and 1303, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Thirteen; and

     (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, or whether sufficient funds are available for redemption or for any other purpose, and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to
Section 502, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and (iv) except for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Sections 301 and 1002.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Offered Securities or the Exchange Securities, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

     "QIB" or "Qualified Institutional Buyer" means "Qualified Institutional Buyer" as such term is defined in Rule 144A under the Securities Act.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registration Default" has the meaning specified in Section 202.

     "Registration Rights Agreement" means an agreement which may be entered into from time to time between the Company and the holders of Offered Securities or the broker or dealer offering such Offered Securities providing for, among other things, an offer to exchange such

Offered Securities for the corresponding series of Exchange Securities and the filing of a Shelf Registration Statement under the circumstances described therein.

     "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Offered Securities or the Exchange Securities pursuant to the provisions of any Registration Rights Agreement, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Regulation S" means Regulation S under the Securities Act, or any successor provision.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant secretary, any assistant treasurer, any senior trust officer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Subsidiary" means any Subsidiary of the Company that owns any Operating Property.

     "Rule 144" means Rule 144 under the Securities Act.

     "Rule 144A" means Rule 144A under the Securities Act.

     "Rule 144(k)" means Rule 144(k) under the Securities Act.

     "Sale and Leaseback Transaction" means any arrangement with any bank, insurance company or other lender or investor (other than the Company or another Restricted Subsidiary) providing for the leasing by the Company or any Restricted Subsidiary of any Operating Property (except a lease for a temporary period not to exceed three years by the end of which it is intended that the use of such Operating Property by the lessee will be discontinued), which was or is owned or leased by the Company or a Restricted Subsidiary and which has been oris to be sold or transferred, more than 120 days after the acquisition or the completion of construction and commencement of full operation thereof, by the Company or such Restricted Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Operating Property.

     "Securities Act" has the meaning set forth in the first recital of this Indenture.

     "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Custodian" means the Trustee, as custodian with respect to Book-Entry Securities, or any successor entity thereto.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Shelf Registration Period" means the shorter of (i) two years (or, if Rule 144(k) is amended to provide a shorter restrictive period, such shorter period) and (ii) such period that will terminate when all the Offered Securities or Exchange Securities, as applicable, covered by the applicable Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement.

     "Shelf Registration Statement" means a "shelf" registration statement of the Company which covers some or all of the Offered Securities or the Exchange Securities, as applicable, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power for the election of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

     "Time of Delivery" means the date on which any series of Offered Securities is initially issued.

     "Transfer Restricted Securities" means Securities that bear or are required to bear the legend set forth in Section 305(h) hereof.

     "Transfer Restriction Termination Date" means the earlier of the first date on which (i) the Securities of a series (other than such Securities acquired by the Company or any Affiliate thereof since the issue date of such Securities) may be sold pursuant to Rule 144(k) (or any successor provision) and (ii) all such Securities have been exchanged or sold pursuant to an effective registration statement.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Unrestricted Subsidiary" means any Subsidiary other than a Restricted Subsidiary.

     "U.S. Government Obligations" has the meaning specified in Section 1304.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102. Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture (except for the initial issuances of Securities hereunder), the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or representations by counsel or an opinion of counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate, representations or opinion with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or representations of counsel or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders; Record Dates.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The Company may fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

     (d) The ownership of Securities shall be proved by the Security Register.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105. Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: Treasurer.

Section 106. Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107. Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110. Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112. Governing Law.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Section 113. Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, the Redemption Date, or at the Stated Maturity or Maturity; provided, that no interest shall accrue for the intervening period.

                                  ARTICLE TWO

                                Security Forms

Section 201. Forms Generally.

     The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by, or by action taken pursuant to, a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202. Form of Face of Security.

     [insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                                MONSANTO COMPANY
                                  ___________

No.                                                               $  ___________
       __________
                                                        CUSIP No. ______________

     Monsanto Company, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______, or registered assigns, the principal sum [if Book-Entry Security, insert -- set forth above or such other principal sum on the Schedule attached hereto (which shall not exceed $ _________] [of ___________ Dollars] on _________[if the Security is to bear interest prior to Maturity, insert --, and to pay interest thereon from _____________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on _______ and ______ in each year, commencing __________________________, at the rate of % per annum, until the principal hereof is paid or made available for payment; [provided, however, in the event (each such event in clauses (i) through (iii) below, being referred to as a "Registration Default") that: (i) the Company is permitted under the law and currently prevailing interpretations of the Commission's staff to effect the Exchange Offers and the Exchange Offer Registration Statement is not declared effective on or prior to the 180th day following the Time of Delivery; (ii) the Registered Exchange Offers are not consummated or the applicable Shelf Registration Statement is not declared effective on or prior to the 225th day following the Time of Delivery; or (iii) after a Shelf Registration Statement is declared effective, (A) such Shelf Registration Statement ceases to be effective prior to the end of the Shelf Registration Period (except as permitted under the Registration Rights Agreement); (B) such Shelf Registration Statement or the related Prospectus ceases to be useable in connection with resales of Securities covered by such Shelf Registration Statement prior to the end of the Shelf Registration Period (except as permitted under the Registration Rights Agreement) because (1) the Company determines that any event occurs as a result of which the related Prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) the Company determines that it shall be necessary to amend such Shelf Registration Statement, or supplement the related Prospectus, to comply with the Securities Act or the Exchange Act or the rules thereunder, or (3) the Company determines that it is advisable to suspend use of the Prospectus for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company, then, in addition to the stated interest set forth in the title of this Security, liquidated damages ("Liquidated Damages") shall accrue on this Security, over and above the interest rate set forth in the title of this Security, following the occurrence of each Registration Default set forth in clauses (i) and (ii) above from and including the next day following each such Registration Default, in each case at a rate equal to 0.25% per annum; provided, however, that in any case, if one or more Registration Defaults referred to in clause (iii) above occurs and continues for more than 60 days (whether or not consecutive) in any twelve month period (the 61st day being referred to as the "Default Day") then from the Default Day until the earlier of
(i) the date such Shelf Registration Statement is again deemed effective or is useable, (ii) the date that is the second anniversary of the Time of Delivery (or, if Rule 144(k) is amended to provide a shorter restrictive period, such shorter period) or (iii) the date on which all the Securities are sold pursuant to such Shelf Registration Statement, Liquidated Damages shall accrue at a rate of 0.25% per annum; provided, further, that the aggregate amount of Liquidated Damages payable pursuant to the Registration Rights Agreement will in no event exceed 0.25% per annum. The Liquidated Damages attributable to each Registration Default referred to in clauses (i) and (ii) above shall cease to accrue from the date of effectiveness of the Exchange Offer Registration Statement after such 180-day period, in the case of clause (i) above, or the consummation of the Registered Exchange Offers or the date of effectiveness of the applicable Shelf Registration Statement after such 225-day period, in the case of clause (ii) above.]

[if applicable, insert -- and (to the extent that the payment of such interest shall be legally enforceable) at the rate of % per annum on any overdue principal and premium and on any overdue installment of interest]. The interest [if applicable, insert -- (and Liquidated Damages, if any)] so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _______ or _______ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

     [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. [Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of _______% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]]

     Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest [if applicable, insert -- (and Liquidated Damages, if any)] on this Security will be made at the office or agency of the Company maintained for that purpose in _____________, in such coin or currency of [the United States of America) as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.]

     [If the Security is payable in a foreign currency, insert -- the appropriate provision.]

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                         MONSANTO COMPANY


                         By_____________________
                         Title:

Attest:


_______________________
Title:


Section 203. Form of Reverse of Security.
             ---------------------------

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of November 15, 1998 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to
$.....................].

     [If applicable, insert -- The Securities are redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder of Securities. The redemption prices will be equal to the greater of (1) 100% of the principal amount of the Securities to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate (as defined below) plus __ basis points, plus accrued interest to the date of redemption.

     "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second business day immediately preceding such redemption date) of the Comparable Treasury Issue, assuming a price for the

Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such series of Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Securities. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

     "Comparable Treasury Price" means, with respect to any redemption date, the average of the Reference Treasury Dealer Quotations for such redemption date. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

     "Reference Treasury Dealer" means each of Salomon Smith Barney Inc. and Goldman, Sachs & Co. and their respective successors. If any of the foregoing shall cease to be a primary U.S. Government securities dealer (a "Primary Treasury Dealer"), the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer.

     "Remaining Scheduled Payments" means, with respect to Securities to be redeemed, the remaining scheduled payments of principal of and interest on such Securities that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such Securities, the amount of the next succeeding scheduled interest payment on such Securities will be reduced by the amount of interest accrued on such Securities to such redemption date.

     On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Company will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on such date. If less than all of the Securities of any series are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.]

     [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, such 30 or 60 days, as the case may be, to be counted from the date notice is mailed, [if applicable, insert --(1) _______ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2) at any time [or after _____________,199__], as a whole or in part, at the election of the Company. [at Redemption Prices determined as follows:]at the following Redemption Prices (expressed as percentages of the principal amount) [: If redeemed [on or before________, ____%, and percentages of the principal amount)]: If redeemed [on or before ________, _____%, and if redeemed) during the 12-month period beginning __________ of the years indicated,

                       Redemption                  Redemption
     Year                Price          Year         Price
     ----              ----------       ----       ----------


and thereafter at a Redemption Price equal to ______% of the principal amount,] together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)]with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates or Special Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If applicable insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, such 30 or 60 days, as the case may be, to be counted from the date notice is mailed,
(1) on __________in any year commencing with the year __________ and ending with the year ______ through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after __________________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning of the years indicated,

                                        Redemption Price
            Redemption Price             for Redemption
            For Redemption               Otherwise Than
           Through Operation            Through Operation
Year      of the Sinking Fund          of the Sinking Fund
----      -------------------          -------------------


and thereafter at a Redemption Price equal to ________% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more

Predecessor Securities, of record at the close of business on the relevant Regular Record Dates or Special Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [Notwithstanding the foregoing, the Company may not, prior to _______________, redeem any Securities of this series as contemplated by [Clause
(2) of) the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ______% per annum.]

     [The sinking fund for this series provides for the redemption on __________________ in each year beginning with the year ________ and ending with the year _______of [not less than $___________________ ("mandatory sinking fund") and not more than]$ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory) sinking fund payments may be credited against subsequent [mandatory) sinking fund payments otherwise required to be made [in the inverse order in which they become due].]

     [If the Securities do not have a sinking fund, then insert -- the Securities do not have the benefit of any sinking fund obligations.]

     [If the Security is subject to redemption, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

     [If the Security is not subject to redemption, insert -- The Securities of this series are not redeemable prior to Stated Maturity.]

     [If applicable, insert -- The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security][and/or] [certain restrictive covenants and Events of Default with respect to this Security][, in each case) upon compliance with certain conditions set forth in the Indenture.]

     [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

     [If the Security is an Indexed Security, insert -- the appropriate provision.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be adversely affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest [if applicable, insert -- (and Liquidated Damages, if any)] on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $__________ [and any integral multiple thereof]. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     No recourse shall be had for the payment of the principal of (or premium, if any) or the interest [if applicable, insert -- (or Liquidated Damages, if any)] on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.


     [If applicable, insert -- Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.]

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

                   CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                   OR REGISTRATION OF TRANSFER OF SECURITIES

          This Certificate relates to $_____ principal amount of Securities held in *________ book-entry or *_______ definitive form by ________________ (the
"Transferor").

The Transferor*:

[_] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Book-Entry Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Book-Entry Security (or the portion thereof indicated above); or

[_] has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with such request and in respect of each such Security, the Transferor does hereby certify and agree that Transferor is familiar with the Indenture relating to the above captioned Securities and as provided in Section 305 of such Indenture, the transfer of this Security does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because:*


[_] Such Security is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 305(b)(ii)(A) or Section 305(e)(i)(A) of the Indenture).

[_] Such Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act in reliance on Rule 144A (in satisfaction of Section 305(b)(ii)(B) or Section 305(e)(i)(B) of the Indenture) or pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (in satisfaction of Section 305(b)(ii)(B) or Section 305(e)(i)(B) of the Indenture.)

[_] Such Security is being transferred in accordance with Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 305(b)(ii)(B) or Section 305(e)(i)(B) of the Indenture).

[_] Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or Rule 904 under the Securities Act, and any applicable state securities laws. An Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 305(b)(ii)(C) or Section 305(e)(i)(C) of the Indenture).

                                       ---------------------
                                       [INSERT NAME OF TRANSFEROR]


Dated:                                 By:
       ------------------                  --------------------------------

-----------
*Check applicable box.


Section 204. Additional Provisions Required in Book-Entry Security.

     Any Book-Entry Security issued hereunder shall, in addition to the provisions contained in Sections 202 and 203 and in addition to any legend required by the Depositary, bear a legend in substantially the following form:

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     In addition, the reverse of each Book-Entry Security shall have attached to it a Schedule in the following form:

                             SCHEDULE OF EXCHANGES

     The following exchanges of a part of this Book-Entry Security have been made:

                                                                                                 Signature of
                                          Amount of increase in    Principal Amount of this       authorized
                Amount of decrease in      Principal Amount of       Book-Entry Security          signatory
   Date of       Principal Amount of         this Book-Entry        following such decrease      of Trustee or
   Exchange    this Book-Entry Security         Security                (or increase)          Security Custodian
   --------    ------------------------   ---------------------    ------------------------    ------------------



Section 205. Form of Trustee's Certificate of Authentication.

     The Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: _____________

                                    The Bank of New York,
                                    As Trustee


                                    By__________________________
                                         Authorized Signatory



                                 ARTICLE THREE

                                 The Securities

Section 301. Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued from time to time in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to
Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

     (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

     (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to
Section 303, are deemed never to have been authenticated and delivered hereunder);

     (3) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

     (4) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

     (5) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method of determination thereof;

     (6) the rate or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

     (7) the rights, if any, to defer payments of interest on any Securities of the series by extending the interest payment period, and the duration of such extensions;

     (8) if other than the Corporate Trust Office of the Trustee, the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

     (9) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

     (10) the period or periods within which, the price or prices at which, the currency or currencies (including currency units) in which and the other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

     (11) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the other terms and conditions upon which such election is to be made;

     (12) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

     (13) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods (or the methods of determination of such a period or periods) within which, the price or prices at which and the other terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

     (14) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, formula or other method, the index, formula or other method by which such amounts shall be determined;

     (15) if the amount Outstanding of an Indexed Security for purposes of the definition of "Outstanding" is to be other than the principal face amount at original issuance, the method of determination of such amount;

     (16) if either or both of Section 1302 or 1303 does not apply to the Securities of any series;

     (17) whether the Securities of the series shall be issued in whole or in part in the form of one or more Book-Entry Securities and, in such case, the Depositary with respect to such Book-Entry Security or Securities and the circumstances under which any Book-Entry Security may be registered for transfer or exchange, or authenticated and delivered, in the name of a Person other than such Depositary or its nominee, if other than as set forth in Section 305;

     (18) any additional, modified or different covenants or Events of Default applicable to one or more particular series of Securities; and

     (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

     The Offered Securities of a particular series and the corresponding series of Exchange Securities shall be identical in all material respects (except that the Exchange Securities will not contain the legend set forth in Section 305 manifesting the transfer restrictions or the terms with respect to the liquidated damage payments applicable to the Offered Securities). The Exchange Securities of a particular series shall be originally issued only in exchange for the then outstanding Offered Securities of the corresponding series tendered at the option of the Holders thereof pursuant to the applicable Exchange Offer. The Exchange Securities of a particular series and the Offered Securities of the corresponding series shall for all purposes under this Indenture be deemed to be the same series of Securities.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the series.

Section 302. Denominations.

     The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section
301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303. Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver or make available for delivery such Securities; provided, however, that in the case of Securities of a series that are not to be originally issued at one time, the Trustee shall authenticate and deliver or make available for delivery such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series. If the form or forms or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

     (a) if the form or forms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 201, that such form or forms have been established in conformity with the provisions of this Indenture;

     (b) if the terms of such Securities have been, or in the case of Securities of a series that are not to be originally issued at one time, will be established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been, or in the case of Securities of a series that are not to be originally issued at one time, will be established in conformity with the provisions of this Indenture, subject, in the case of Securities of a series that are not to be originally issued at one time, to any conditions specified in such Opinion of Counsel; and

     (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, that such Opinion of Counsel need express no opinion as to whether a court in the United States would render a money judgment in currency other than that of the United States.

If such form or forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which the Trustee determines would expose it to personal liability.

     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents, with appropriate modifications to cover such future issuances, are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Book-Entry Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver or make available for delivery one or more Securities in such form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Book-Entry Security or Securities, (ii) shall be registered in the name of the Depositary for such Book-Entry Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear the legend set forth in Section 204.

     Unless otherwise established pursuant to Section 301, each Depositary designated pursuant to Section 301 for a Book-Entry Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation. The Trustee shall have no responsibility to determine if the Depositary is so registered. Each Depositary shall enter into an agreement with the Trustee governing the respective duties and rights of such Depositary and the Trustee with regard to Book-Entry Securities.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer thereof, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304. Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver or make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver or make available for delivery in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305. Registration, Registration of Transfer and Exchange; Restrictions on Transfer.

     (a) General Provisions Relating to Transfers and Exchanges.

           (i) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. To permit registrations, transfers and exchanges of Securities, the Company shall execute and the Trustee shall authenticate Definitive Securities and Book-Entry Securities at the Security Registrar's request. Notwithstanding anything herein to the contrary, there shall be only one Security Register with respect to each series of Securities.

          (ii) No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

          (iii) Notwithstanding any other provision in this Indenture, unless and until it is exchanged in whole or in part for Securities that are not in the form of a Book-Entry

     Security, a Book-Entry Security may not be transferred or exchanged except as a whole by the Depositary with respect to such Book-Entry Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary.

          (iv) All Definitive Securities and Book-Entry Securities issued upon any registration of transfer or exchange of Definitive Securities or Book-Entry Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or Book-Entry Securities surrendered upon such registration of transfer or exchange.

          (v) The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          (vi) Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver or make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

          (vii) At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver or make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

          (viii) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

          (ix) Notwithstanding the foregoing, any Book-Entry Security shall be exchangeable pursuant to this Section 305 for Securities registered in the names of Persons other than the Depositary for such Security or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Book-Entry

     Security or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended and the Company does not appoint a successor Depositary within 90 days after receipt by it of such notice or after it becomes aware of such cessation,
     (ii) the Company executes and delivers to the Trustee a Company Order that such Book-Entry Security shall be so exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. Any Book-Entry Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as such Depositary shall direct.

          (x) None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Book-Entry Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     (b) Transfer and Exchange of Securities. When Definitive Securities are presented by a Holder to the Security Registrar with a request: (x) to register the transfer of the Definitive Securities; or (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Securities presented or surrendered for register of transfer or exchange: (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and (ii) in the case of a Definitive Security that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable: (A) if such Transfer Restricted Security is being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect from such Holder (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203); or (B) if such Transfer Restricted Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) or (C) if such Transfer Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act or the securities laws of any other applicable jurisdiction, a certification to that effect from such Holder (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in
Section 203) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company and to the Security Registrar to the effect that such transfer is in compliance with the Securities Act.

     (c) Transfer of a Definitive Security for a Beneficial Interest in a Book-Entry Security. A Definitive Security may not be exchanged for a beneficial interest in a Book-Entry Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with: (i) if such Definitive Security is a Transfer Restricted Security, a certification from the Holder thereof (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) to the effect that such Definitive Security is being transferred by such Holder to a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) in accordance with Rule 144A under the Securities Act; and (ii) whether or not such Definitive Security is a Transfer Restricted Security, written instructions from the Holder thereof directing the Trustee to make, or to direct the Security Custodian to make, an endorsement on the Book-Entry Security to reflect an increase in the aggregate principal amount of the Securities represented by the Book-Entry Security, in which case the Trustee shall cancel such Definitive Security in accordance with Section 309 hereof and cause, or direct the Security Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Security Custodian, the aggregate principal amount of Securities represented by the Book-Entry Security to be increased accordingly. If no Book-Entry Securities are then outstanding, the Company shall issue and, upon receipt of a Company Order in accordance with Section 303 hereof, the Trustee shall authenticate a new Book-Entry Security in the appropriate principal amount.

     (d) Transfer and Exchange of Book-Entry Securities. The transfer and exchange of Book-Entry Securities or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture and the procedures of the Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

     (e) Transfer of a Beneficial Interest in a Book-Entry Security for a Definitive Security.

          (i) Any Person having a beneficial interest in a Book-Entry Security may upon request exchange such beneficial interest for a Definitive Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depository, from the Depository or its nominee on behalf of any Person having a beneficial interest in a Book-Entry Security, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile): (A) if such beneficial interest is being transferred to the Person designated by the Depository as being the beneficial owner, a certification to that effect from such Person (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section
     203) or (B) if such beneficial interest is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) or (C) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act or the securities laws of any other applicable jurisdiction, a certification to that effect from the transferor (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section
     203) and an Opinion of Counsel from the transferee or transferor reasonably acceptable to the Company and to the Security Registrar to the effect that such transfer is in compliance with the Securities Act, in which case the Trustee or the Security Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depository and the Security Custodian, cause the aggregate principal amount of Book-Entry Securities to be reduced accordingly and, following such reduction, the Company shall execute and, upon receipt of a Company Order in accordance with Section 303 hereof, the Trustee shall authenticate and deliver to the transferee a Definitive Security in the appropriate principal amount.

          (ii) Definitive Securities issued in exchange for a beneficial interest in a Book-Entry Security pursuant to this Section 305(e) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered.

     (f) Restrictions on Transfer and Exchange of Book-Entry Securities. Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (g) of this Section 305), a Book-Entry Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

     (g) Authentication of Securities in Absence of Depository.  If at any time:
(i) the Depository for the Securities notifies the Company that the Depository is unwilling or unable to continue as Depository for the Book-Entry Securities and a successor Depository for the Book-Entry Securities is not appointed by the Company within 90 days after delivery of such notice; or (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under this Indenture, then the Company shall execute, and the Trustee shall, upon receipt of a Company Order in accordance with Section 303 hereof, authenticate and deliver, Definitive Securities in an aggregate principal amount equal to the principal amount of the Book-Entry Securities in exchange for such Book-Entry Securities.

     (h) Legends and Authentication of Securities under Specified Circumstances.

          (i) Except as permitted by the following paragraphs (iii) and (iv), each Security certificate evidencing Book-Entry Securities and Definitive Securities (and all Securities issued in exchange therefor or substitution thereof) issued other than pursuant to Regulation S shall bear a legend in substantially the following form:

     "THIS [NOTE] [DEBENTURE] HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THIS [NOTE] [DEBENTURE] A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (3) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."

          (ii) Except as permitted by the following paragraphs (iii) and (iv), each Security certificate evidencing Book-Entry Securities and Definitive Securities (and all Securities issued in exchange therefor or substitution thereof) issued pursuant to Regulation S shall bear a legend in substantially the following form:

     "THIS [NOTE] [DEBENTURE] HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, PRIOR TO THE EXPIRATION OF A DISTRIBUTION COMPLIANCE PERIOD (DEFINED AS 40 DAYS AFTER THE ISSUE DATE WITH RESPECT TO THE [NOTES] [DEBENTURES]), MAY NOT BE:
     OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OR (2) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES

     TO THE TRUSTEE FOR THIS [NOTE] [DEBENTURE] A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."

          (iii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Book-Entry Security) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act: (A) in the case of any Transfer Restricted Security that is a Definitive Security, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legend set forth in (i) OR (ii) above and rescind any restriction on the transfer of such Transfer Restricted Security; and (B) in the case of any Transfer Restricted Security represented by a Book-Entry Security, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) or (ii) above, but shall continue to be subject to the provisions of Section 305(e) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Book-Entry Security for a Definitive Security that does not bear the legend set forth in (i) or (ii) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Security Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203).

          (iv) Notwithstanding the foregoing, upon consummation of the Exchange Offer, the Company shall issue and, upon receipt of a Company Order in accordance with Section 303 hereof, the Trustee shall authenticate Exchange Securities in exchange for Offered Securities accepted for exchange in the Exchange Offer, which Exchange Securities shall not bear the legend set forth in (i) or (ii) above, and the Security Registrar shall rescind any restriction on the transfer of such Securities, in each case unless the Holder of such Offered Securities is either (A) a broker-dealer, (B) a Person participating in the distribution of the Offered Securities or (C) a Person who is an affiliate (as defined in Rule 144A) of the Company.

          (v) The letter required to be provided pursuant to paragraphs (i) and
     (ii) above shall be substantially in the form of Schedule 305(h)(v) hereto.

     (i) Cancellation and/or Adjustment of Book-Entry Securities. At such time as all beneficial interests in Book-Entry Securities have been exchanged for Definitive Securities, redeemed, repurchased or cancelled, all Book-Entry Securities shall be returned to or retained and cancelled by the Trustee in accordance with Section 309 hereof. At any time prior to such cancellation, if any beneficial interest in a Book-Entry Security is exchanged for Definitive Securities, redeemed, repurchased or cancelled, the Trustee or the Security Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depository and the Security Custodian, cause the aggregate amount of Book-Entry Securities to be reduced accordingly.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver or make available for delivery in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest; Interest Rights Preserved.

     Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency maintained for such purpose pursuant to Section 1002; provided, however, that at the option of the Company, interest on Securities of any series that bear interest may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register; provided, that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308. Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309. Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered and any Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by the Trustee and such cancellation shall be noted conspicuously on each such Security. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with the Trustee's customary procedures.

Section 310. Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311. CUSIP Numbers.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such CUSIP numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401. Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect with respect to Securities of any series (except as to any surviving rights of registration of transfer, exchange or replacement of such Securities herein expressly provided for), and the Trustee, at the expense of the

Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities, when

     (1) either

     (A) all such Securities theretofore authenticated and delivered (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

     (B) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (B)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies or currency unit or units in which such Securities are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and to any Authenticating Agent under Section 615 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402, Article Six and the last paragraph of Section 1003 shall survive.

Section 402. Application of Trust Money.

     Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying

Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE

                                    Remedies

Section 501. Events of Default.

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, unless it is inapplicable to a particular series or is specifically deleted or modified in the Board Resolution (or action taken pursuant thereto), Officers' Certificate or supplemental indenture under which such series of Securities is issued or has been modified in an indenture supplemental hereto):

     (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

     (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

     (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and continuance of such default for a period of 30 days; or

     (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture with respect to Securities of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstated and in effect for a period of 60 consecutive days; or

     (6) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

     (7) any other Event of Default provided with respect to Securities of that series.

Section 502. Acceleration of Maturity; Rescission and Annulment

     If an Event of Default (other than an Event of Default described in clause 5 or 6 of Section 501) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or, in the case of Original Issue Discount Securities or Indexed Securities, such specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay (A) all overdue interest on all Securities of that series, (B) the principal of (and premium, if any, on) any

Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities, (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     If an Event of Default described in clause 5 or 6 of Section 501 occurs, the Outstanding Securities shall ipso facto become immediately due and payable without need of any declaration or other act on the part of the Trustee or any Holder.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if

     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

     In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments directly to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of a creditors' or other similar committee.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 607;

     SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

     THIRD: The balance, if any, to the Person or Persons entitled thereto.

Section 507. Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) No direction inconsistent with such written request has been given to the Trustee before or during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306 and as otherwise provided in Section 507, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512. Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

     (1) such direction shall not be in conflict with any rule of law or with this Indenture,

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

     (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

Section 513. Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

     (1) in the payment of the principal of or any premium or interest on any Security of such series, or

     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including counsel fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, the Trustee or the Holders of 10% in aggregate principal amount of the Outstanding Securities of any series.


                                  ARTICLE SIX

                                  The Trustee

Section 601. Certain Duties and Responsibilities.

     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.

     If a default occurs hereunder with respect to Securities of any series, the Trustee shall, within 90 days, give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603. Certain Rights of Trustee.

     Subject to the provisions of Section 601:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; provided, however, that the Trustee shall retain a written record of any consultation with such counsel dated the date of such consultation;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

     (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

     (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

Section 604. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605. May Hold Securities and Serve as Trustee Under Other Indentures.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

     Subject to the provisions of Section 608, the Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee.

Section 606. Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 607. Compensation and Reimbursement.

     The Company agrees

     (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

     (3) to indemnify each of the Trustee, or any predecessor Trustee, for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The Trustee shall have a lien prior to the Securities upon all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

     Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

     The provisions of this Section shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee.

Section 608. Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of serving as trustee or paying agent under certain indentures pursuant to which the Company or its subsidiaries have issued industrial revenue bonds, in an aggregate original principal amount of approximately $137 million.

Section 609. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any federal or state supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (d)  If at any time:

     (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

     (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611. Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; provided, however, that to the extent that such property and money is not held by the Trustee in trust for the benefit of the Holders of particular Securities, such retiring Trustee shall transfer and deliver to such successor Trustee such property and money upon payment of its charges hereunder.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613. Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 614. Investment of Certain Payments Held by the Trustee.

     Any amounts held by the Trustee hereunder, other than pursuant to Article Thirteen hereof, shall be invested by the Trustee from time to time at the written direction of the Company in such investments as may be specified by the Company and reasonably agreed to by the Trustee from time to time; provided, that in investing trust funds pursuant to the terms of this Section and liquidating any investments held in trust hereunder, the Trustee may, to the extent permitted by law, purchase securities (including for the purposes of this paragraph securities as to which the Trustee or a Trustee Affiliate (as defined below) is the issuer or guarantor) from, and sell securities to, itself or any Trustee Affiliate and purchase securities underwritten by, or in which a market is made by, the Trustee or a Trustee Affiliate. For the purposes hereof, a "Trustee Affiliate" shall mean an entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Trustee. Any income or gain realized as a result of any such investment shall be promptly distributed (in no event later than the next Business Day) to the Company after any intended amounts have been paid to the Holders entitled thereto, except after the occurrence and during the continuance of an Event of Default. The Trustee shall have no liability to the Company for any loss resulting from any investment, reinvestment or liquidation of an investment made in accordance with this Section, and shall bear no expense in connection with any investment pursuant to this Section. Any such investment may be sold (without regard to maturity date) by the Trustee whenever necessary to make any distribution required by this Indenture. Nothing herein shall require the Trustee to invest funds held by it pursuant to the last paragraph of
Section 1003.

Section 615. Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:_________________

                         The Bank of New York, As Trustee


                         By________________________________
                               As Authenticating Agent

                         By________________________________
                               Authorized Signatory


                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

Section 701. Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee (a) semi-annually, not later than ________ and _________ in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding _______ or _________, as the case may be, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list in similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702. Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703. Reports by Trustee.

     (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of the first issuance of Securities hereunder deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company promptly will notify the Trustee when any Securities are listed on any stock exchange or delisted therefrom.

Section 704. Reports by Company.

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder.

                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801. Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

     (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

     (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     This Section shall not apply to any merger or consolidation in which the Company is the surviving corporation.

Section 802. Successor Substituted.

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

Section 803. Officers' Certificate and Opinion of Counsel.

     The Trustee, subject to the provisions of Sections 601 and 603, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, conveyance, transfer or lease, and any such assumption, complies with the provisions of this Article before the Trustee shall execute any supplemental indenture required pursuant to this Article.

                                 ARTICLE NINE

                            Supplemental Indentures

Section 901. Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

     (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

     (3) to add any additional Events of Default with respect to all or any series of Securities; or

     (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form or in the form of Book-Entry Securities; or

     (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

     (6) to secure the Securities; or

     (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

     (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

     (9) if allowed, without penalty under applicable laws and regulations, to permit payment in the United States (including any of the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction of principal, premium, if any, or interest, if any, on Securities in bearer form or coupons, if any; or

     (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (10) other than with respect to a defective provision, shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

Section 902. Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series adversely affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

     (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right of the Holder of any Security to require the Company to repurchase such Securities, or

     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

     (3) modify any of the provisions of this Section, Section 513 or Section 1009, except to increase any percentage set forth in such Sections or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1009, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906. Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                   Covenants

Section 1001. Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of the series in accordance with the terms of the Securities and this Indenture.

Section 1002. Maintenance of Office or Agency.

     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Trustee is hereby initially appointed Paying Agent, and the Corporate Trust Office of the Trustee is initially designated as the office or agency for the foregoing purposes. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003. Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or received by the Trustee in respect of obligations deposited with the Trustee pursuant to Article Thirteen, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request (unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law), or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof (unless the Company has remitted required moneys or property to the appropriate governmental authority under any applicable escheat or abandoned or unclaimed property laws, or has otherwise been discharged under such laws or laws of similar applicability, in which case such Holder shall look solely to its remedies (if any) under such laws and not to the Company), and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004. Payment of Taxes and Other Claims.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or any Operating Property of the Company or any Restricted Subsidiary, and (2) all lawful claims for labor materials and supplies which, if unpaid, might by law become a lien upon any Operating Property of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (a) whose amount, applicability or validity is being contested in good faith by appropriate proceedings or (b) which is not of material importance to the business, operations, financial condition or results of operations of the Company and its Restricted Subsidiaries taken as a whole.

Section 1005. Maintenance of Operating Properties.

     The Company will cause to be made all necessary repairs, renewals, replacements, betterments and improvements to the Operating Properties, as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any Restricted Subsidiary from discontinuing the operation and maintenance of any of such Operating Properties or from omitting to make any repairs, renewals, replacements, betterments or improvements thereof if such discontinuance or omission is in the judgement of the Company, desirable in the conduct of the business of the Company and its Restricted Subsidiaries taken as a whole.

Section 1006. Corporate Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

Section 1007. Limitation upon Liens.

     The Company will not itself, and will not permit any Restricted Subsidiary to, create, incur, issue, assume, guarantee or secure any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this Section and Section 1008 called "Debt"), secured by any pledge of, or mortgage, lien, encumbrance or security interest on (such pledges, mortgages, liens, encumbrances and security interests being hereinafter in this Section, in Section 801 and in Section 1008 collectively called "Liens"), any Operating Property owned or leased by the Company or any Restricted Subsidiary, or on any shares of stock or Debt of any Restricted Subsidiary owned or held by the Company or any other Restricted Subsidiary, without effectively providing that the Securities (together with, if the Company shall so determine, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or prior to) such secured Debt (for the purpose of providing such equal and ratable security, the principal amount of any Securities shall mean the aggregate principal amount of such Securities which are Outstanding and shall not be less than that principal amount which could be declared to be due and payable pursuant to Section 502 on the date of the making of such effective provision, and the extent of such equal and ratable security shall be adjusted, to the extent permitted by law, as and when said principal amount changes over time pursuant to Section 502 and any other provision hereof), so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate principal amount of all such secured Debt then outstanding plus Attributable Debt of the Company and its Restricted Subsidiaries in respect of Sale and Leaseback Transactions entered into after the date of this Indenture (other than Sale and Leaseback Transactions permitted by Section 1008(b)) would not exceed an amount equal to 10% of Consolidated Net Assets; provided, however, that nothing contained in this Section shall prevent, restrict or apply to, and there shall be excluded from secured Debt in any computation under this Section, Debt secured by:

     (a) Liens on any property or assets of the Company or any Restricted Subsidiary or on any shares of stock or Debt existing as of the date of this Indenture;

     (b) Liens on all property or assets of, or on any shares of stock or Debt of, any corporation existing at the time such corporation becomes a Restricted Subsidiary;

     (c) Liens on any property or assets or shares of stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or securing the payment of all or any part of the purchase price or construction cost thereof or securing any Debt incurred prior to, at the time of or within 120 days after the acquisition of such property or assets or shares of stock or Debt or the completion of any such construction, whichever is later, for the purpose of financing all or any part of the purchase price or construction cost thereof (provided such Liens are limited to such shares of stock or Debt, property or assets, improvements thereon and the land upon which such property, assets and improvements are located and any other property or assets not then constituting an Operating Property);

     (d) Liens on any property or assets to secure all or any, part of the cost of development, operation, construction, alteration, repair or improvement of all or any part of such property, or assets, or to secure Debt incurred prior to, at the time of or within 120 days after the completion of such development, operation, construction, alteration, repair or improvement, whichever is later, for the purpose of financing all or any part of such cost (provided such Liens are limited to such property or assets, improvements thereon and the land upon which such property, assets and improvements are located and any other property or assets not then constituting an Operating Property);

     (e) Liens which secure Debt owing to the Company or another Restricted Subsidiary by a Restricted Subsidiary;

     (f) (i) Liens arising from the assignment of moneys due and to become due under contracts between the Company or any Restricted Subsidiary and the United States of America, any State, Territory, or possession thereof or any agency, department, instrumentality or political subdivision of any, thereof, (ii) Liens in favor of the United States of America, any State, Commonwealth, Territory or possession thereof or any agency, department, instrumentality or political subdivision of any thereof, pursuant to the provisions of any contract not directly or indirectly in connection with securing Debt or (iii) Liens arising in connection with obligations issued by a State, Commonwealth, Territory or possession of the United States of America, or any political subdivision or governmental authority of any of the foregoing, or the District of Columbia;

     (g) any deposit or pledge as security for the performance of any bid, lender, contract, lease or undertaking not directly or indirectly in connection with the securing of Debt; any deposit or pledge with any governmental agency required or permitted to qualify the Company or any Restricted Subsidiary to conduct business, to maintain self-insurance or to obtain the benefits of any law pertaining to workmen's compensation, unemployment insurance, old age pensions, social security or similar matters, or to obtain any stay or discharge in any legal or administrative proceedings; deposits or pledges to obtain the release of mechanics', workmen's, repairmen's, materialmen's or warehousemen's liens or the release of property in the possession of a common carrier; any security interest created in connection with the sale, discount or guarantee of notes, chattel mortgages, leases, accounts receivable, trade acceptances or other paper, or contingent repurchase obligations, arising out of sales of merchandise in the ordinary course of business; liens permitted by Section 1004; or other deposits or pledges similar to those referred to in this subdivision (g);

     (h) Liens arising by reason of any judgment, decree or order of any court or other governmental authority, so long as any appropriate legal proceedings which may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or so long as the period within which such proceedings may be initiated shall not have expired; and

     (i) any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements), as a whole or in part, of any of the Liens referred to in subdivisions (a) through (h) above or the Debt secured thereby; provided that (1) such extension, renewal, substitution or replacement Lien shall be limited to all or any part of the same property or assets, shares of stock or Debt that secured the Lien extended, renewed, substituted or replaced (plus improvements on such property and any other property or assets not then constituting an Operating Property) and (2) in the case of subdivisions (a) through (c) above, the Debt secured by such Lien at such time is not increased.

     Debt created by the Company or any Restricted Subsidiary shall not be cumulated with a guarantee of the same Debt by the Company, or any other Restricted Subsidiary for the same financial obligation.

Section 1008. Limitation upon Sales and Leasebacks.

     The Company will not itself, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction after the date of this Indenture, unless either:

     (a) the Attributable Debt of the Company and its Restricted Subsidiaries in respect of such Sale and Leaseback Transaction and all other Sale and Leaseback Transactions entered into after the date of this Indenture (other than Sale and Leaseback Transactions permitted by Section 1008(b)), plus the aggregate principal amount of Debt secured by Liens on Operating Properties then outstanding (excluding any such Debt secured by Liens covered in subdivisions
(a) through (i) of the first paragraph of Section 1007) without equally and ratably securing the Securities, would not exceed 10% of Consolidated Net Assets, or

     (b) the Company applies, within 120 days after the sale or transfer, an amount equal to the fair market value of the Operating Property so sold and leased back at the time of entering into such Sale and Leaseback Transaction (as determined by any two of the following: the Chairman or Vice Chairman of the Board, the President, any Vice Chairman, any Vice President, the Treasurer and the Controller of the Company) to (i) the purchase of any asset or any interest in an asset which would qualify, after purchase, as an Operating Property or
(ii) the retirement of Funded Debt (including Securities of any series constituting Funded Debt) of the Company (and any redemption of Securities of any series pursuant to this provision shall, if provided in the terms of such particular series of Securities, not be prohibited pursuant to any redemption provision of such series otherwise prohibiting redemption when such would constitute a refunding operation or anticipated refunding operation or similar refunding operation); provided, that the amount to be applied to the retirement of Funded Debt of the Company shall be reduced by (i) the principal amount of Securities delivered within 120 days after such sale or transfer to the Trustee for redemption and cancellation, and (ii) the principal amount of Funded Debt, other than Securities, voluntarily retired by the Company within 120 days after such sale. For purposes of clauses (i) and (ii) of the foregoing proviso, the principal amount of any Securities shall mean the aggregate principal amount of such Securities which are Outstanding and shall not be less than that principal amount which could be declared to be due and payable pursuant to Section 502 at the time of determination. Notwithstanding the foregoing, no retirement referred to in this subdivision (b) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision.

     Notwithstanding the foregoing, where the Company or any Restricted Subsidiary is the lessee in any Sale and Leaseback Transaction, Attributable Debt shall not include any Debt resulting from the guarantee by the Company or any other Restricted Subsidiary of the lessee's obligation thereunder.

Section 1009. Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 to 1008, inclusive, with respect to the Securities of any series if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive compliance with any covenant or condition hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such compliance, whether or not such Holders remain Holders after such record date.

Section 1010. Compliance Certificate.

     The Company will furnish to the Trustee on or before May 1 in each year (beginning the first May 1 after the date of original issuance of Securities hereunder) a brief certificate (which need not comply with Section 102) from the principal executive, financial or accounting officer of the Company stating that in the course of the performance by the signer of his or her duties as an officer of the Company he or she would normally have knowledge of any default or non-compliance by the

Company in the performance of any covenants or conditions contained in this Indenture, stating whether or not he or she has knowledge of any such default or non-compliance and, if so, specifying each such default or non-compliance of which the signer has knowledge and the nature thereof. For purposes of this
Section 1010, non-compliance or default shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

                                ARTICLE ELEVEN

                           Redemption of Securities

Section 1101. Applicability of Article.

     Securities of any series which are redeemable in whole or in part before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102. Election to Redeem: Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution or Officers' Certificate. In case of any redemption at the election of the Company of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

Section 1103. Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all of the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104. Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

     (1) the Redemption Date,

     (2) the Redemption Price,

     (3) in the case of partial redemption of any Securities, the principal amounts of the particular Securities to be redeemed,

     (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, or portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

     (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

     (6) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

Section 1105. Deposit of Redemption Price.

     On or prior to 11:00 a.m., New York City time, on the Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

Section 1106. Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose

Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107. Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver or make available for delivery to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Book-Entry Security is so surrendered, such new Security so issued shall be a new Book-Entry Security.


                                 ARTICLE TWELVE

                                 Sinking Funds

Section 1201. Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202. Satisfaction of Sinking Fund Payments with Securities.

     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203. Redemption of Securities for Sinking Fund.

     Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and stating the basis for such credit and that such Securities have not been previously so credited and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance

Section 1301. Applicability of Article; Company's Option to Effect Defeasance
              or Covenant Defeasance.

     Unless, pursuant to Section 301, provision is made that either or both of
(a) defeasance of the Securities of a series under Section 1302 or (b) covenant defeasance of the Securities of a series under Section 1303 shall not apply to the Securities of a series, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities, shall be applicable to the Securities of such series, and the Company may at its option by Board

Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (if applicable) or Section 1303 (if applicable) applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Thirteen.

Section 1302. Defeasance and Discharge.

     Upon the Company's exercise of its option to have this Section applied to any series of Securities, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series which shall thereafter be deemed to be "Outstanding" only for the purposes of the Sections of this Indenture referred to in clauses (A) and (B) of this Section, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 1304 as more fully set forth in such Section, payments of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities of such series. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

Section 1303. Covenant Defeasance.

     Upon the Company's exercise of its option (if any) to have this Section applied to any series of Securities, the Company shall be released from its obligations under Sections 801, 1007 and 1008 (and any covenant made applicable to such Securities pursuant to Section 301) and the occurrence of an event specified in Section 501(4) (with respect to any of Section 801, 1007 or 1008 or any such covenant) (and any other Event of Default applicable to such Securities that are determined pursuant to Section 301 to be subject to this provision) shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 801, 1007 and 1008 (and any other covenant made applicable to such Security pursuant to Section 301) and any such Events of Default, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding

Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant whether directly or indirectly by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of any reference in any such Section or such other covenant to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby. Notwithstanding the defeasance by the Company of its obligations under Section 801, any successor shall be required to assume the Company's obligations under Section 607 as a condition to such succession.

Section 1304. Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions precedent to application of either
Section 1302 or Section 1303 to the Outstanding Securities of or within such series:

     (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount (in such currency, currencies or currency units in which such Securities are then specified as payable at Maturity), or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof in an amount, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Maturity of such principal, premium, if any, or interest and (ii) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

     (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 501(5) and (6) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

     (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as defined in
Section 608 or for purposes of the Trust Indenture Act with respect to any Securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

     (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

     (5) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

     (6) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

     (7) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

     (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

Section 1305. Deposited Money and U.S. Government Obligations to be Held in
              Trust; Other Miscellaneous Provisions.

     Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof.

     Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

Section 1306. Reinstatement.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment or any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1305; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

Section 1307. Qualifying Trustee.

     Any trustee appointed pursuant to Section 1304 for the purpose of holding trust funds deposited pursuant to that Section shall be appointed under an agreement in form acceptable to the Trustee and shall provide to the Trustee a certificate of such trustee, upon which certificate the Trustee shall be entitled to conclusively rely, that all conditions precedent provided for herein to the related defeasance or covenant defeasance have been complied with. In no event shall the Trustee be liable for any acts or omissions of said trustee.


                                ARTICLE FOURTEEN

   Immunity of Incorporators, Stockholders, Officers, Directors and Employees

Section 1401. Exemption from Individual Liability.

     No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director, or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors, or employees, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer, director, or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                     *****

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                    MONSANTO COMPANY


                                    By:  /s/ Juanita H. Hinshaw
                                       ---------------------------------------
                                       Name:  Juanita H. Hinshaw
                                            ----------------------------------
                                       Title:  Vice President & Treasurer
                                             ---------------------------------


                                    THE BANK OF NEW YORK, as Trustee


                                    By:  /s/ Marie E. Trimboli
                                       ---------------------------------------
                                       Name:  Marie E. Trimboli
                                            ----------------------------------
                                       Title:  Assistant Treasurer
                                             ---------------------------------

                              Schedule 305(h)(v)
                              ------------------

     We understand that the ____________________ of Monsanto Company (the "Securities") were issued in a transaction not involving any public offering within the United States within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell or otherwise transfer any Securities, such Securities may be resold or otherwise transferred only (i) to Monsanto Company or any subsidiary thereof,
(ii) pursuant to an effective registration statement under the Securities Act,
(iii) to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (iv) to an Institutional Accredited Investor (as defined below) that, prior to such transfer, furnishes to The Bank of New York, as Trustee (the "Trustee"), a signed letter substantially in the form hereof, (v) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act or (vi) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if applicable) and (vii) in each case, in accordance with any applicable securities laws of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Securities. We further agree to provide any person purchasing any of the Securities from us a notice advising such purchaser that resales of such Securities are restricted as stated herein. We understand that the registrar for the Securities will not be required to accept for registration of transfer any Securities, except upon presentation of evidence satisfactory to Monsanto Company that the foregoing restrictions on transfer have been complied with. We further understand that any Securities will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph.

     We confirm that:

          (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor");

          (ii) any purchase of Securities by us will be for our own account or for the account of one or more Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion;

          (iii) in the event that we purchase any Securities, we will acquire Securities having a minimum purchase price of not less than $100,000 for our own account or for any separate account for which we are acting;

          (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities; and

          (v) we are not acquiring the Securities with a view to distribution thereof or with any present intention of offering or selling the Securities, except as permitted above; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

     We acknowledge that Monsanto Company, you and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.


                                    (Name of Purchaser)


                                    By:__________________________________
                                    Name:
                                    Title:

                                      S-2